 Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
REVENUES:
Minimum rents	$169,081	$166,704	$340,765	$332,436
Percentage rents	2,078	2,138	5,854	6,078
Other rents	4,583	4,546	9,591	9,085
Tenant reimbursements	77,179	75,430	154,164	154,006
Management, development and leasing fees	1,568	1,601	2,905	3,307
Other	8,597	7,234	17,957	14,471
Total revenues	263,086	257,653	531,236	519,383

OPERATING EXPENSES:
Property operating	36,054	36,472	76,250	74,192
Depreciation and amortization	72,111	68,772	140,092	139,221
Real estate taxes	25,401	24,502	49,681	49,120
Maintenance and repairs	14,067	13,191	30,099	28,633
General and administrative	11,241	10,321	23,041	21,395
Loss on impairment of real estate	4,457	-	4,457	-
Other	7,046	6,415	15,349	13,116
Total operating expenses	170,377	159,673	338,969	325,677
Income from operations	92,709	97,980	192,267	193,706
Interest and other income	612	948	1,157	1,999
Interest expense	(70,915)	(72,494)	(139,128)	(144,874)
Gain on extinguishment of debt	-	-	581	-
Gain (loss) on sales of real estate assets	(62)	1,149	747	2,015
Equity in earnings of unconsolidated affiliates	1,455	409	3,233	948
Income tax benefit	4,653	1,911	6,423	3,788
Income from continuing operations	28,452	29,903	65,280	57,582
Operating income (loss) of discontinued operations	977	(25,386)	28,043	(25,862)
Gain on discontinued operations	103	-	117	-
Net income	29,532	4,517	93,440	31,720
Net (income) loss attributable to noncontrolling interests in:
Operating partnership	(2,752)	2,723	(13,203)	(1,387)
Other consolidated subsidiaries	(6,404)	(6,124)	(12,542)	(12,261)
Net income attributable to the Company	20,376	1,116	67,695	18,072
Preferred dividends	(10,594)	(8,358)	(21,188)	(14,386)
Net income (loss) attributable to common shareholders	$9,782	$(7,242)	$46,507	$3,686

Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.06	$0.08	$0.17	$0.16
Discontinued operations	0.01	(0.13)	0.14	(0.13)
Net income (loss) attributable to common shareholders	$0.07	$(0.05)	$0.31	$0.03
Weighted average common shares outstanding	148,356	138,068	148,214	138,018

Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.06	$0.08	$0.17	$0.16
Discontinued operations	0.01	(0.13)	0.14	(0.13)
Net income (loss) attributable to common shareholders	$0.07	$(0.05)	$0.31	$0.03
Weighted average common and potential dilutive common shares outstanding	148,398	138,112	148,262	138,059

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$8,941	$11,203	$24,574	$22,475
Discontinued operations	841	(18,445)	21,933	(18,789)
Net income (loss) attributable to common shareholders	$9,782	$(7,242)	$46,507	$3,686

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

The Company's calculation of FFO allocable to its shareholders is as follows:
(in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Net income (loss) attributable to common shareholders	$9,782	$(7,242)	$46,507	$3,686
Noncontrolling interest in income (loss) of operating partnership	2,752	(2,723)	13,203	1,387
Depreciation and amortization expense of:
Consolidated properties	72,111	68,772	140,092	139,221
Unconsolidated affiliates	8,597	8,486	14,112	15,371
Discontinued operations	-	1,880	86	3,443
Non-real estate assets	(589)	(219)	(1,227)	(438)
Noncontrolling interests' share of depreciation and amortization	(153)	(311)	(302)	(456)
Gain on discontinued operations	(103)	-	(117)	-
Funds from operations of the operating partnership	92,397	68,643	212,354	162,214
Net loss on impairment of real estate, net of tax benefit	2,256	25,435	5,002	25,435
Funds from operations of the operating partnership, excluding loss on impairment of real estate	$94,653	$94,078	$217,356	$187,649

Funds from operations per diluted share	$0.49	$0.36	$1.12	$0.85
Net loss on impairment of real estate, net of tax benefit (1)	0.01	0.13	0.02	0.14
Funds from operations, excluding loss on impairment of real estate, per diluted share	$0.50	$0.49	$1.14	$0.99
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,415	190,061	190,338	190,008

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$92,397	$68,643	$212,354	$162,214
Percentage allocable to common shareholders (2)	77.93%	72.66%	77.89%	72.65%
Funds from operations allocable to Company shareholders	$72,005	$49,876	$165,403	$117,848

Funds from operations of the operating partnership, excluding loss on impairment of real estate	$94,653	$94,078	$217,356	$187,649
Percentage allocable to common shareholders (2)	77.93%	72.66%	77.89%	72.65%
Funds from operations allocable to Company shareholders, excluding loss on impairment of real estate	$73,763	$68,357	$169,299	$136,327

(1)	Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 9.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$641	$1,617	$2,239	$2,148
Lease termination fees per share	$-	$0.01	$0.01	$0.01

Straight-line rental income	$603	$1,490	$1,685	$2,806
Straight-line rental income per share	$-	$0.01	$0.01	$0.01

Gains on outparcel sales	$1,184	$1,828	$1,993	$2,644
Gains on outparcel sales per share	$0.01	$0.01	$0.01	$0.01

Net amortization of acquired above- and below-market leases	$678	$724	$1,206	$1,562
Net amortization of acquired above- and below-market leases per share	$-	$-	$0.01	$0.01

Net amortization of debt premiums (discounts)	$604	$1,268	$1,357	$2,930
Net amortization of debt premiums (discounts) per share	$-	$0.01	$0.01	$0.02

Income tax benefit	$4,653	$1,911	$6,423	$3,788
Income tax benefit per share	$0.02	$0.01	$0.03	$0.02

Loss on impairment of real estate from continuing operations	$(4,457)	$-	$(4,457)	$-
Loss on impairment of real estate from continuing operations per share	$(0.02)	$-	$(0.02)	$-

(Loss) on impairment of real estate from discontinued operations	$507	$(25,435)	$(2,239)	$(25,435)
(Loss) on impairment of real estate from discontinued operations per share	$-	$(0.13)	$(0.01)	$(0.13)

Gain on extinguishment of debt from discontinued operations	$-	$-	$32,015	$-
Gain on extinguishment of debt from discontinued operations per share	$-	$-	$0.17	$-

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

Same-Center Net Operating Income
(Dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Net income attributable to the Company	$20,376	$1,116	$67,695	$18,072

Adjustments:
Depreciation and amortization	72,111	68,772	140,092	139,221
Depreciation and amortization from unconsolidated affiliates	8,597	8,486	14,112	15,371
Depreciation and amortization from discontinued operations	-	1,880	86	3,443
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(153)	(311)	(302)	(456)
Interest expense	70,915	72,494	139,128	144,874
Interest expense from unconsolidated affiliates	8,658	8,503	14,460	15,731
Interest expense from discontinued operations	-	847	178	1,927
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(256)	(379)	(500)	(613)
Abandoned projects expense	51	260	51	359
(Gain) loss on sales of real estate assets	62	(1,149)	(747)	(2,015)
Gain on sales of real estate assets of unconsolidated affiliates	(1,246)	(679)	(1,246)	(629)
Gain on extinguishment of debt	-	-	(581)	-
Gain on extinguishment of debt from discontinued operations	-	-	(31,434)	-
Writedown of mortgage note receivable	-	-	1,500	-
Loss on impairment of real estate	4,457	-	4,457	-
Loss on impairment of real estate from discontinued operations	(507)	25,435	2,239	25,435
Income tax benefit	(4,653)	(1,911)	(6,423)	(3,788)
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	2,752	(2,723)	13,203	1,387
Gain on discontinued operations	(103)	-	(117)	-
Operating partnership's share of total NOI	181,061	180,641	355,851	358,319
General and administrative expenses	11,241	10,321	23,041	21,395
Management fees and non-property level revenues	(7,961)	(4,942)	(10,466)	(8,623)
Operating partnership's share of property NOI	184,341	186,020	368,426	371,091
Non-comparable NOI	(2,331)	(5,521)	(3,676)	(9,736)
Total same-center NOI	$182,010	$180,499	$364,750	$361,355
Total same-center NOI percentage change	0.8%		0.9%

Total same-center NOI	$182,010	$180,499	$364,750	$361,355
Less lease termination fees	(491)	(1,477)	(2,044)	(1,987)
Total same-center NOI, excluding lease termination fees	$181,519	$179,022	$362,706	$359,368

Malls	$163,265	$161,287	$325,365	$324,191
Associated centers	8,021	7,828	16,207	15,577
Community centers	4,770	4,186	9,945	8,151
Offices and other	5,463	5,721	11,189	11,450
Total same-center NOI, excluding lease termination fees	$181,519	$179,022	$362,706	$359,369

Percentage Change:
Malls	1.2%		0.4%
Associated centers	2.5%		4.0%
Community centers	14.0%		22.0%
Office and other	-4.5%		-2.3%
Total same-center NOI, excluding lease termination fees	1.4%		0.9%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of June 30, 2011 and 2010

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	As of June 30, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,079,044	$1,115,053	$5,194,097
Noncontrolling interests' share of consolidated debt	(15,554)	(928)	(16,482)
Company's share of unconsolidated affiliates' debt	395,222	150,203	545,425
Company's share of consolidated and unconsolidated debt	$4,458,712	$1,264,328	$5,723,040
Weighted average interest rate	5.64%	2.59%	4.97%

	As of June 30, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,009,395	$1,446,472	$5,455,867
Noncontrolling interests' share of consolidated debt	(24,850)	(928)	(25,778)
Company's share of unconsolidated affiliates' debt	422,013	167,576	589,589
Company's share of consolidated and unconsolidated debt	$4,406,558	$1,613,120	$6,019,678
Weighted average interest rate	5.90%	2.75%	5.06%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2011
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,378	$18.13	$3,451,553
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			4,020,303
Company's share of total debt			5,723,040
Total market capitalization			$9,743,343
Debt-to-total-market capitalization ratio			58.7%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2011. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
2011:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	148,356	148,398	148,214	148,262
Weighted average operating partnership units	42,017	42,017	42,076	42,076
Weighted average shares- FFO	190,373	190,415	190,290	190,338

2010:
Weighted average shares - EPS	138,068	138,112	138,018	138,059
Weighted average operating partnership units	51,949	51,949	51,949	51,949
Weighted average shares- FFO	190,017	190,061	189,967	190,008

Dividend Payout Ratio
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Weighted average cash dividend per share	$0.21913	$0.22690	$0.44947	$0.45796
FFO per diluted, fully converted share	$0.49	$0.36	$1.12	$0.85
Dividend payout ratio	44.7%	63.0%	40.1%	53.9%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of June 30, 2011 and December 31, 2010

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)
	As of
	June 30, 2011	December 31, 2010
ASSETS
Real estate assets:
Land	$926,198	$928,025
Buildings and improvements	7,543,765	7,543,326
	8,469,963	8,471,351
Accumulated depreciation	(1,838,515)	(1,721,194)
	6,631,448	6,750,157
Developments in progress	198,590	139,980
Net investment in real estate assets	6,830,038	6,890,137
Cash and cash equivalents	47,891	50,896
Receivables, net of allowances:
Tenant	72,349	77,989
Other	12,579	11,996
Mortgage and other notes receivable	26,388	30,519
Investments in unconsolidated affiliates	180,443	179,410
Intangible lease assets and other assets	275,909	265,607
	$7,445,597	$7,506,554

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$5,194,097	$5,209,747
Accounts payable and accrued liabilities	293,164	314,651
Total liabilities	5,487,261	5,524,398
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	35,306	34,379
Redeemable noncontrolling preferred joint venture interest	423,776	423,834
Total redeemable noncontrolling interests	459,082	458,213
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 148,361,580 and 147,923,707 issued and outstanding in 2011 and 2010, respectively	1,484	1,479
Additional paid-in capital	1,658,149	1,657,507
Accumulated other comprehensive income	7,665	7,855
Accumulated deficit	(382,322)	(366,526)
Total shareholders' equity	1,284,999	1,300,338
Noncontrolling interests	214,255	223,605
Total equity	1,499,254	1,523,943
	$7,445,597	$7,506,554

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
EBITDA:
Net income attributable to the Company	$20,376	$1,116	$67,695	$18,072

Adjustments:
Depreciation and amortization	72,111	68,772	140,092	139,221
Depreciation and amortization from unconsolidated affiliates	8,597	8,486	14,112	15,371
Depreciation and amortization from discontinued operations	-	1,880	86	3,443
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(153)	(311)	(302)	(456)
Interest expense	70,915	72,494	139,128	144,874
Interest expense from unconsolidated affiliates	8,658	8,503	14,460	15,731
Interest expense from discontinued operations	-	847	178	1,927
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(256)	(379)	(500)	(613)
Income and other taxes	(4,114)	(1,327)	(5,834)	(3,037)
Gain on extinguishment of debt	-	-	(581)	-
Gain on extinguishment of debt from discontinued operations	-	-	(31,434)	-
Writedown of mortgage note receivable	-	-	1,500	-
Loss on impairment of real estate	4,457	-	4,457	-
Loss on impairment of real estate from discontinued operations	(507)	25,435	2,239	25,435
Abandoned projects	51	260	51	359
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	2,752	(2,723)	13,203	1,387
Gain on discontinued operations	(103)	-	(117)	-
Company's share of total EBITDA	$182,784	$183,053	$358,433	$361,714

Interest Expense:
Interest expense	$70,915	$72,494	$139,128	$144,874
Interest expense from unconsolidated affiliates	8,658	8,503	14,460	15,731
Interest expense from discontinued operations	-	847	178	1,927
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(256)	(379)	(500)	(613)
Company's share of total interest expense	$79,317	$81,465	$153,266	$161,919

Ratio of EBITDA to Interest Expense	2.30	2.25	2.34	2.23

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Company's share of total EBITDA	$182,784	$183,053	$358,433	$361,714
Interest expense	(70,915)	(72,494)	(139,128)	(144,874)
Interest expense from discontinued operations	-	(847)	(178)	(1,927)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	256	379	500	613
Income and other taxes	4,114	1,327	5,834	3,037
Net amortization of deferred financing costs and debt premiums (discounts)	3,888	2,014	6,088	3,383
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	-	29	-	57
Net amortization of intangible lease assets	(274)	90	(527)	79
Depreciation and interest expense from unconsolidated affiliates	(17,255)	(16,989)	(28,572)	(31,102)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	153	311	302	456
Noncontrolling interests in earnings of other consolidated subsidiaries	6,404	6,124	12,542	12,261
(Gain) loss on outparcel sales	62	(1,149)	(747)	(2,015)
Realized foreign currency loss	-	-	-	169
Realized loss on available for sale securities	-	-	22	-
Equity in earnings of unconsolidated affiliates	(1,455)	(409)	(3,233)	(948)
Distributions from unconsolidated affiliates	2,463	1,708	3,922	2,730
Income tax effect from share-based compensation	-	(545)	-	(1,815)
Share-based compensation expense	429	582	1,502	1,561
Provision for doubtful accounts	120	290	1,542	1,745
Change in deferred tax assets	(4,668)	835	(4,926)	349
Changes in operating assets and liabilities	12,675	(10,799)	(15,781)	(23,553)
Cash flows provided by operating activities	$118,781	$93,510	$197,595	$181,920

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of June 30, 2011

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands )
			Optional
		Original	Extended
		Maturity	Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Operating Properties:
Pearland, TX	Pearland Office	Jul-11	Jul-12	2.59%	$7,562		$-	$7,562
Pearland, TX	Pearland Town Center	Jul-11	Jul-12	2.59%	126,322		-	126,322
Chattanooga, TN	CBL Center II	Aug-11		4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11		6.98%	61,461		61,461	-
Burlington, NC	Alamance Crossing	Sep-11		3.50%	51,847		-	51,847
Nashville, TN	RiverGate Mall	Sep-11	Sep-13	2.50%	87,500		-	87,500
Ft. Smith, AR	Massard Crossing	Feb-12		7.54%	5,366		5,366	-
Vicksburg, MS	Pemberton Plaza	Feb-12		7.54%	1,834		1,834	-
Houston, TX	Willowbrook Plaza	Feb-12		7.54%	27,457		27,457	-
Statesboro, GA	Statesboro Crossing	Feb-12	Feb-13	1.19%	14,025		-	14,025
D'lberville, MS	The Promenade	Mar-12		1.88%	63,555	(a)	-	63,555
St. Louis, MO	West County Center - restaurant village	Mar-12	Mar-13	1.19%	20,834		-	20,834
Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	57,412		57,412	-
Colonial Heights, VA	Southpark Mall	May-12		7.00%	31,695		31,695	-
Douglasville, GA	Arbor Place	Jul-12		6.51%	65,794		65,794	-
Saginaw, MI	Fashion Square	Jul-12		6.51%	50,375		50,375	-
Louisville, KY	Jefferson Mall	Jul-12		6.51%	36,651		36,651	-
North Charleston, SC	Northwoods Mall	Jul-12		6.51%	52,474		52,474	-
Jackson, TN	Old Hickory Mall	Jul-12		6.51%	29,063		29,063	-
Asheboro, NC	Randolph Mall	Jul-12		6.50%	12,671		12,671	-
Racine, WI	Regency Mall	Jul-12		6.51%	28,740		28,740	-
Douglasville, GA	The Landing at Arbor Place	Jul-12		6.51%	7,427		7,427	-
Spartanburg, SC	WestGate Mall	Jul-12		6.50%	45,520		45,520	-
Chattanooga, TN	CBL Center	Aug-12		6.25%	12,993		12,993	-
Livonia, MI	Laurel Park Place	Dec-12		8.50%	45,743		45,743	-
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	111,858		111,858	-
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	67,646		67,646	-
St. Louis, MO	West County Center	Apr-13		5.19%	147,244		147,244	-
Columbia, SC	Columbia Place	Sep-13		5.45%	27,842		27,842	-
St. Louis, MO	South County Center	Oct-13		4.96%	74,925		74,925	-
Joplin, MO	Northpark Mall	Mar-14		5.75%	35,520		35,520	-
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	-
Fairview Heights, IL	St. Clair Square	Jan-15		4.30%	70,125	(b)	-	70,125
Rockford, IL	CherryVale Mall	Oct-15		5.00%	85,142		85,142	-
Brookfield, IL	Brookfield Square	Nov-15		5.08%	95,386		95,386	-
Madison, WI	East Towne Mall	Nov-15		5.00%	72,589		72,589	-
Madison, WI	West Towne Mall	Nov-15		5.00%	102,531		102,531	-
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	30,514		30,514	-
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	-
Nashville, TN	CoolSprings Crossing	Apr-16		4.54%	13,531	(c)	13,531	-
Chattanooga, TN	Gunbarrel Pointe	Apr-16		4.64%	12,039	(d)	12,039	-
Janesville, WI	Janesville Mall	Apr-16		8.38%	7,362		7,362	-
Stroud, PA	Stroud Mall	Apr-16		4.59%	36,181	(e)	36,181	-
York, PA	York Galleria	Apr-16		4.55%	57,805	(f)	57,805	-
Akron, OH	Chapel Hill Mall	Aug-16		6.10%	71,942		71,942	-
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	79,235		79,235	-
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	109,002		109,002	-
Midland, MI	Midland Mall	Aug-16		6.10%	35,504		35,504	-
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	-
Southaven, MS	Southaven Towne Center	Jan-17		5.50%	42,987		42,987	-
Cary, NC	Cary Towne Center	Mar-17		8.50%	58,922		58,922	-
Charleston, SC	Citadel Mall	Apr-17		5.68%	70,724		70,724	-
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	16,024		16,024	-

			Optional
		Original	Extended
		Maturity	Maturity	Interest		Balance
Location	Property	Date	Date	Rate	Balance	Fixed	Variable

Layton, UT	Layton Hills Mall	Apr-17		5.66%	101,077	101,077	-
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	141,425	141,425	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	41,750	41,750	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	21,158	21,158	-
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,743	15,743	-
Nashville, TN	CoolSprings Galleria	May-18		6.98%	112,258	112,258	-
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	159,277	159,277	-
Nashville, TN	Hickory Hollow Mall	Oct-18		6.00%	26,580	26,580	-
Nashville, TN	The Courtyard at Hickory Hollow	Oct-18		6.00%	1,536	1,536	-
Terre Haute, IN	Honey Creek Mall	Jul-19		8.00%	32,187	32,187	-
Daytona Beach, FL	Volusia Mall	Jul-19		8.00%	55,370	55,370	-
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,582	14,582	-
Burnsville, MN	Burnsville Center	Jul-20		6.00%	81,649	81,649	-
Huntsville, AL	Parkway Place	Jul-20		6.50%	41,366	41,366	-
Roanoke, VA	Valley View Mall	Jul-20		6.50%	64,019	64,019	-
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	43,926	43,926	-
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,574	10,574	-
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	99,079	99,079	-
Beaumont, TX	Parkdale Mall & Crossing	Apr-21		5.85%	94,577	94,577	-
Wausau, WI	Wausau Center	Apr-21		5.85%	19,741	19,741	-
Lexington, KY	Fayette Mall	May-21		5.42%	184,708	184,708	-
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	91,865	91,865	-
SUBTOTAL					$4,531,447	$4,078,078	$453,369
Weighted average interest rate					5.36%	5.65%	2.78%

Debt Premiums (Discounts): (g)

Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	$1,114	$1,114	$-
Colonial Heights, VA	Southpark Mall	May-12		7.00%	530	530	-
Livonia, MI	Laurel Park Place	Dec-12		8.50%	2,108	2,108	-
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	699	699	-
St. Louis, MO	West County Center	Apr-13		5.19%	(1,423)	(1,423)	-
St. Louis, MO	South County Center	Oct-13		4.96%	(853)	(853)	-
Joplin, MO	Northpark Mall	Mar-14		5.75%	208	208	-
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	(1,417)	(1,417)	-
SUBTOTAL					$966	$966	$-
Weighted average interest rate					2.32%	2.32%	-

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,532,413	$4,079,044	$453,369
Weighted average interest rate					5.36%	5.65%	2.78%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.69%	$1,800	$-	$1,800
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.19%	10,200	-	10,200
Burlington, NC	Alamance West	Dec-13	Dec-15	3.19%	5,028	-	5,028
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Dec-13	Dec-15	3.19%	24,746	-	24,746
SUBTOTAL					$41,774	$-	$41,774

Credit Facilities:
Secured credit facilities:
$520,000 capacity		Aug-11	Apr-14	2.94%	$150,196	$-	$150,196
$525,000 capacity		Feb-12	Feb-13	5.25%	31,500	-	31,500
$105,000 capacity		Jun-13		3.00%	1,000	-	1,000
Total secured facilities				3.35%	182,696	-	182,696
Unsecured term facilities:
Starmount		Nov-11	Nov-12	1.29%	209,214	-	209,214
General		Apr-12	Apr-13	1.79%	228,000	-	228,000
Total term facilities				1.55%	437,214	-	437,214
SUBTOTAL				2.08%	$619,910	$-	$619,910

Total Consolidated Debt					$5,194,097	$4,079,044	$1,115,053
Weighted average interest rate					4.95%	5.65%	2.41%

			Optional
		Original	Extended
		Maturity	Maturity	Interest		Balance
Location	Property	Date	Date	Rate	Balance	Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	$42,084	$-	$42,084
West Melbourne, FL	Hammock Landing Phase II	Aug-11		2.20%	3,276	-	3,276
York, PA	York Town Center	Oct-11		1.44%	19,877	-	19,877
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	68,282	-	68,282
Lee's Summit, MO	Summit Fair	Jul-12		4.00%	16,684 (h)	-	16,684
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625	4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555	2,555	-
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405	405	-
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100	1,100	-
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,813	38,813	-
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971	971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850	7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533	1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	42,129 (i)	42,129	-
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	32,600	32,600	-
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	94,407	94,407	-
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	17,357	17,357	-
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	11,309	11,309	-
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,944	12,944	-
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	21,122	21,122	-
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,224	7,224	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	95,400	95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	2,878	2,878	-
SUBTOTAL					$545,425	$395,222	$150,203

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,039)	$(1,039)	$-
Chattanooga, TN	CBL Center II	8.00%		4.50%	(928)	-	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,602)	(1,602)	-
Chattanooga, TN	Hamilton Crossing & Expansion	8.00%		5.99%	(846)	(846)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(10,900)	(10,900)	-
Chattanooga, TN	The Terrace	8.00%		7.25%	(1,167)	(1,167)	-
SUBTOTAL					$(16,482)	$(15,554)	$(928)

Company's Share Of Consolidated And Unconsolidated Debt					$5,723,040	$4,458,712	$1,264,328
Weighted average interest rate					4.97%	5.64%	2.59%

			Optional
		Original	Extended
		Maturity	Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	$42,084		$-	$42,084
West Melbourne, FL	Hammock Landing Phase II	Aug-11		2.20%	3,276		-	3,276
York, PA	York Town Center	Oct-11		1.44%	39,754		-	39,754
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	68,282		-	68,282
Lee's Summit, MO	Summit Fair	Jul-12		4.00%	61,793		-	61,793
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	-
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	-
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	-
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	84,259	(i)	84,259	-
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	54,333		54,333	-
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	188,814		188,814	-
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	34,714		34,714	-
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	23,809		23,809	-
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	25,889		25,889	-
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	42,243		42,243	-
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,447		14,447	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	5,756		5,756	-
					$995,953		$780,764	$215,189
Weighted average interest rate					5.19%		5.59%	3.76%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of June 30, 2011

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$124,907	$23,153	$(928)	$147,132	2.57%
2012	917,868	16,684	(1,039)	933,513	16.30%
2013	814,174	168,218	-	982,392	17.17%
2014	309,316	42,129	-	351,445	6.14%
2015	821,161	127,007	-	948,168	16.57%
2016	562,601	28,666	(10,900)	580,367	10.14%
2017	509,810	139,568	(1,602)	647,776	11.32%
2018	299,651	-	-	299,651	5.24%
2019	87,557	-	-	87,557	1.53%
2020	201,616	-	(1,167)	200,449	3.50%
2021	544,470	-	(846)	543,624	9.50%
Face Amount of Debt	5,193,131	545,425	(16,482)	5,722,074	99.98%
Net Premiums on Debt	966	-	-	966	0.02%
Total	$5,194,097	$545,425	$(16,482)	$5,723,040	100.00%

Based on Original Maturity Dates:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$705,701	$133,519	$(928)	$838,292	14.64%
2012	870,929	16,684	(1,039)	886,574	15.49%
2013	470,489	57,852	-	528,341	9.23%
2014	148,920	42,129	-	191,049	3.34%
2015	791,387	127,007	-	918,394	16.05%
2016	562,601	28,666	(10,900)	580,367	10.14%
2017	509,810	139,568	(1,602)	647,776	11.32%
2018	299,651	-	-	299,651	5.24%
2019	87,557	-	-	87,557	1.53%
2020	201,616	-	(1,167)	200,449	3.50%
2021	544,470	-	(846)	543,624	9.50%
Face Amount of Debt	5,193,131	545,425	(16,482)	5,722,074	99.98%
Net Premiums on Debt	966	-	-	966	0.02%
Total	$5,194,097	$545,425	$(16,482)	$5,723,040	100.00%

Debt Covenant Compliance Ratios

Covenant	Required		Actual		Compliance
Debt to Gross Asset Value	<65%		56%		Yes
Interest Coverage Ratio *	>1.75	x	2.40	x	Yes
Debt Service Coverage Ratio *	>1.50	x	1.88	x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of June 30, 2011

Top 25 Tenants Based On Percentage Of Budgeted Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	156	792,737	3.15%
2	Foot Locker, Inc.	173	664,727	2.43%
3	AE Outfitters Retail Company	83	490,881	2.21%
4	The Gap, Inc.	79	864,130	1.95%
5	Abercrombie & Fitch, Co.	88	598,775	1.94%
6	Signet Group plc (2)	111	199,130	1.85%
7	Genesco Inc. (3)	190	278,586	1.57%
8	Dick's Sporting Goods, Inc.	21	1,226,221	1.55%
9	Luxottica Group, S.P.A. (4)	136	300,973	1.48%
10	Zale Corporation	130	133,119	1.36%
11	Express Fashions	47	393,820	1.30%
12	Finish Line, Inc.	72	374,276	1.26%
13	JC Penney Company, Inc. (5)	72	8,350,554	1.24%
14	New York & Company, Inc.	50	357,522	1.16%
15	Dress Barn, Inc. (6)	101	447,792	1.12%
16	Aeropostale, Inc.	76	269,960	1.11%
17	Charlotte Russe Holding, Inc.	51	353,386	1.00%
18	The Buckle, Inc.	48	239,636	0.95%
19	Forever 21 Retail, Inc.	20	295,077	0.95%
20	Best Buy Co., Inc.	42	523,327	0.90%
21	Pacific Sunwear of California	62	230,937	0.90%
22	Sun Capital Partners, Inc. (7)	54	607,884	0.89%
23	Barnes & Noble Inc.	19	674,347	0.85%
24	The Regis Corporation	150	180,738	0.85%
25	Claire's Stores, Inc.	114	134,764	0.85%
		2,145	18,983,299	34.82%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's, Smokey Bones, Souper Salad and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	644,826	$35.17	$37.28	6.0%	$38.62	9.8%
Stabilized malls	583,672	36.83	39.08	6.1%	40.52	10.0%
New leases	190,586	36.58	42.80	17.0%	45.59	24.6%
Renewal leases	393,086	36.95	37.27	0.9%	38.05	3.0%

Year-to-Date:
All Property Types (1)	1,436,895	$35.54	$35.99	1.3%	$37.15	4.5%
Stabilized malls	1,344,261	36.60	37.04	1.2%	38.25	4.5%
New leases	341,864	39.31	44.88	14.2%	47.77	21.5%
Renewal leases	1,002,397	35.68	34.37	-3.7%	35.00	-1.9%

Total Leasing Activity
Square Feet
Quarter:
Total Leased	1,697,605
Operating Portfolio	1,689,625
Development Portfolio	7,980

Year-to-Date:
Total Leased	3,419,671
Operating Portfolio	3,385,324
Development Portfolio	34,347

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of June 30,
	2011	2010
Stabilized malls	$29.07	$28.95
Non-stabilized malls	26.18	25.41
Associated centers	12.19	11.89
Community centers	13.41	14.68
Other	17.94	19.21

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2011

Capital Expenditures
(In thousands)
	Three Months	Six Months

Tenant allowances	$15,140	$20,896

Renovations	8,756	9,657

Deferred maintenance:
Parking lot and parking lot lighting	1,512	2,482
Roof repairs and replacements	1,253	1,783
Other capital expenditures	940	2,348
Total deferred maintenance expenditures	3,705	6,613

Total capital expenditures	$27,601	$37,166

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)
	2011	2010
Quarter ended:
March 31,	$412	$212
June 30,	744	567
September 30,	-	929
December 31,	-	976
	$1,156	$2,684

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
As of June 30, 2011

Properties Under Development
(Dollars in thousands)
			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Expected Opening Date	Initial Yield
Open-Air Center Expansion:
Alamance West	Burlington, NC	236,438	$16,130	$11,606	Fall-11	11.0%

Community Center Expansion:
Settlers Ridge Phase II	Robinson Township, PA	86,617	$12,370	$13,400	Summer-11	9.9%

Outlet Center:
The Outlet Shoppes at Oklahoma City (a)	Oklahoma City, OK	324,565	$60,973	$51,479	August-11	10.6%

Mall Redevelopments:
Foothills Mall/Plaza - Carmike Cinema	Maryville, TN	45,276	$8,337	$1,551	Spring-12	7.3%
Layton Hills Mall - Dick's Sporting Goods	Layton, UT	126,060	6,978	3,999	October-11	10.9%
Stroud Mall - Cinemark Theatre	Stroudsburg, PA	44,979	7,472	4,273	November-11	5.9%
		216,315	$22,787	$9,823

Total Under Development		863,935	$112,260	$86,308

(a)	The Outlet Shoppes at Oklahoma City is a 75/25 joint venture. Total cost and cost to date are reflected at 100 percent.
(b)	Total Cost is presented net of reimbursements to be received.
(c)	Cost to Date does not reflect reimbursements until they are received.